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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2002

SNTL Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-25984	95-4610936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30101 Agoura Court #222, Agoura Hills, California (Address of principal executive offices)	91301 (Zip Code)

Registrant's telephone number, including area code (818) 597-0042

Superior National Insurance Group, Inc.
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3. Bankruptcy.

        SNTL Corporation, along with its subsidiaries, SNTL Holdings Corporation (formerly, Business Insurance Group, Inc.), SN Insurance Administrators, Inc. and SN Insurance Services, Inc., filed their January 2002 and February 2002 Monthly Debtor in Possession Operating Reports and their January 2002 and February 2002 Debtor in Possession Interim Statements with the United States Bankruptcy Court for the Central District of California, copies of which are attached hereto as Exhibit 99.155 through Exhibit 99.170.

        THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    Not Applicable.

  (b)
  Pro Forma Financial Information.

    Not Applicable.

  (c)
  Exhibits.

Exhibit No.	Description
99.155	Debtor in Possession Operating Report for the period from January 1, 2002 to January 31, 2002 (SNTL Corporation) with Schedules A through F.
99.156	Debtor in Possession Operating Report for the period from January 1, 2002 to January 31, 2002 (SNTL Holdings Corporation)(see Exhibit 99.155 for Schedules A through F).
99.157	Debtor in Possession Operating Report for the period from January 1, 2002 to January 31, 2002 (SN Insurance Administrators, Inc.)(see Exhibit 99.155 for Schedules A through F).
99.158	Debtor in Possession Operating Report for the period from January 1, 2002 to January 31, 2002 (SN Insurance Services, Inc.)(see Exhibit 99.155 for Schedules A through F).
99.159	Debtor in Possession Interim Statement for the period from January 1, 2002 to January 31, 2002 (SNTL Corporation).
99.160	Debtor in Possession Interim Statement for the period from January 1, 2002 to January 31, 2002 (SNTL Holdings Corporation).
99.161	Debtor in Possession Interim Statement for the period from January 1, 2002 to January 31, 2002 (SN Insurance Administrators, Inc.).
99.162	Debtor in Possession Interim Statement for the period from January 1, 2002 to January 31, 2002 (SN Insurance Services, Inc.).
99.163	Debtor in Possession Operating Report for the period from February 1, 2002 to February 28, 2002 (SNTL Corporation) with Schedules A through F.
99.164	Debtor in Possession Operating Report for the period from February 1, 2002 to February 28, 2002 (SNTL Holdings Corporation)(see Exhibit 99.163 for Schedules A through F).
99.165	Debtor in Possession Operating Report for the period from February 1, 2002 to February 28, 2002 (SN Insurance Administrators, Inc.)(see Exhibit 99.163 for Schedules A through F).
99.166	Debtor in Possession Operating Report for the period from February 1, 2002 to February 28, 2002 (SN Insurance Services, Inc.)(see Exhibit 99.163 for Schedules A through F).
99.167	Debtor in Possession Interim Statement for the period from February 1, 2002 to February 28, 2002 (SNTL Corporation).
99.168	Debtor in Possession Interim Statement for the period from February 1, 2002 to February 28, 2002 (SNTL Holdings Corporation).
99.169	Debtor in Possession Interim Statement for the period from February 1, 2002 to February 28, 2002 (SN Insurance Administrators, Inc.).

99.170	Debtor in Possession Interim Statement for the period from February 1, 2002 to February 28, 2002 (SN Insurance Services, Inc.).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNTL CORPORATION (Registrant)

Date April 5, 2002	/s/ ALEX CORBETT
(Signature)* Alex Corbett Senior Vice President and Chief Financial Officer

*Print name and title of the signing officer under his signature.

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FORM 8-K
INFORMATION TO BE INCLUDED IN THE REPORT
  Item 3. Bankruptcy.
  Item 7. Financial Statements and Exhibits.
SIGNATURES